                                                                   EXHIBIT 10.17

                            AEI HOLDING COMPANY, INC.
                               STOCK OPTION PLAN


     AEI Holding Company, Inc. (the "Company") hereby establishes a stock option plan (the "Plan") for the benefit of certain employees and advisors of the Company, its Subsidiaries and its Parent (both as defined below).

                             Section I -- PURPOSE
                                          -------

     The Company adopts this compensation program for the Employees (as defined below) to, among other things, (a) increase the profitability and growth of the Company, any Subsidiary and any Parent; (b) provide competitive compensation while obtaining the benefits of tax deferral; (c) attract and retain exceptional personnel and encourage excellence in the performance of individual responsibilities; and (d) motivate key employees to contribute to the success of the Company, its Subsidiaries and its Parent.

                           Section 2 -- DEFINITIONS
                                        -----------

     For purposes of the Plan, the following terms shall have the meanings below unless the context clearly indicates otherwise:

     2.1 "Addington" shall mean Larry Addington, Robert Addington, Bruce Addington, Stephen Addington, their ancestors and descendants, their spouses, the spouses of their descendants, and Addington Enterprises, Inc.

     2.2 "Advisor" shall mean an advisor or consultant to the Company, any Subsidiary or any Parent who has been designated by the Committee, under the criteria set forth in Section 5, as eligible to participate in the Plan.

     2.3 "Affiliate" shall mean, with respect to a particular Person, (i) a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is controlled by a Person that controls, that particular Person; and (ii) any trust or estate in which that particular Person has a beneficial interest or as to which that particular Person serves as a trustee or in another fiduciary capacity.

     2.4  "Board" shall mean the Board of Directors of the Company.

     2.5 "Chairman" shall mean the Chairman of the Committee or, if there is no Committee, the Chairman of the Board.

     2.6 "Change of Control" shall be deemed to have occurred if. (a) any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than Addington or an Affiliate of Addington and other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becomes the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding stock; (b) the Company sells all or substantially all of its assets to a Person other than an Affiliate of Addington; or (c) the Company enters into any merger, consolidation or similar transaction with any Person other than an Affiliate of Addington, in which the Company is not the surviving entity or becomes owned entirely by another entity, unless at least fifty percent (50%) of the outstanding voting securities of the surviving entity (or its parent) immediately following such merger, consolidation or similar transaction are beneficially held by such Persons in the same proportion as such Persons beneficially held the voting securities of the Company immediately prior to Such merger, consolidation or similar transaction.

     2.7 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

     2.8 "Committee" shall mean the Benefits Committee appointed by the Board, pursuant to Section 4.1, to administer the Plan.

     2.9 "Disability" shall mean a physical or mental condition of an Employee or Advisor resulting in bodily injury or disease or mental disorder which renders such Employee or Advisor incapable of continuing the further performance of the Employee's or the Advisor's normal activities as an employee of or advisor to the Company, any Subsidiary or any Parent. The determination of the Committee on any question involving disability shall be conclusive and binding.

     2.10 "Employee" shall mean an employee of the Company, any Subsidiary or any Parent who has been designated by the Committee, under the criteria listed in Section 5, as eligible to participate in the Plan.

     2.11 "Fair Market Value" shall have the meaning specified in Section 6.1.

     2.12 "Fair Value" shall have the meaning specified in Section 9.2.

     2.13 "Incentive Stock Option" mean an option to purchase Stock granted under Section 6 of the Plan which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.14 "NationsBank" means NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.), individually and as agent under any credit facilities outstanding or owing from time to time.

     2.15 "Nonqualified Stock Option" shall mean an option to purchase Stock granted under Section 6 of the Plan which is not intended to be an Incentive Stock Option.

     2.16 "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

                                      -2-
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     2.17 "Option Period" shall mean the period from the date of the grant of an
Option to the date when the Option expires as stated in the terms of the Stock Option Agreement.

     2.18 "Option Price" shall have the meaning specified in Section 6.1.

     2.19 "Option Stock" shall mean Stock acquired pursuant to the exercise of an Option.

     2.20 "Optionee" shall mean an Employee or Advisor who has been granted an option to purchase shares of Stock under the provisions of the Plan.

     2.21 "Parent" shall mean any corporation that is a "parent corporation," as defined in Section 424(e) of the Code, with respect to the Company, and currently includes Addington Enterprises, Inc.

     2.22 "Person" shall mean any individual, firm, trust, partnership, corporation, limited liability company or other business entity.

     2.23 "Plan" shall mean this AEI Holding Company, Inc. Stock Option Plan.

     2.24 "Pledge Agreement" shall mean the agreement in such form as NationsBank from time to time may prescribe, by an Optionee being issued Option Stock and pursuant to which such Optionee grants to NationsBank a pledge of such Stock to secure any credit facilities and loans from time to time existing or owing to NationsBank by the Company, its Subsidiaries or its Parent.

     2.25 "Retirement" shall mean an Employee's Termination of Employment with the Company, any Subsidiary or any Parent after attaining age 65 (or earlier with the consent of the Company, such Subsidiary or such Parent).

     2.26 "Stock" shall mean the Company's voting common stock of Zero Dollars and One Cent ($.01) par value per share.

     2.27 "Stock Option Agreement" shall mean an agreement between an Optionee and the Company covering the specific terms and conditions of an Option.

     2.28 "Subsidiary" shall mean any corporation that is a "subsidiary corporation", as defined in Section 424 (f) of the Code, with respect to the Company, and currently includes Addington Mining, Inc., Tennessee Mining, Inc., Mining Technologies, Inc., Ikerd-Bandy Co., Inc., Leslie Resources, Inc;, Leslie Resources Management, Inc., Pro-Land, Inc. d/b/a Kem Coal Company, Aceco, Inc., Mountain-Clay, Inc. d/b/a Mountain Clay, Inc., Highland Coal, Inc., River Coal Company, Inc. and Bowie Resources, Limited.

     2.29 "Termination of Employment" shall be deemed to have occurred at the close of business on the last day on which (a) an Employee is carried as an active employee on the records

                                      -3-
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of the Company, any Subsidiary or any Parent or (b) an Advisor ceases to provide advisory or consulting services to the Company, any Subsidiary or any Parent.
The Committee shall determine whether an authorized leave of absence, or other absence on military or government service, constitutes severance of the employment/advisory relationship between the Employee or Advisor, on the one hand, and the Company, a Subsidiary or a Parent, on the other hand.

                    Section 3 -- STOCK SUBJECT TO THE PLAN
                                 -------------------------

     3.1  Authorized Stock.  Subject to adjustment as provided in Section 3.3,
          ----------------
neither the aggregate number of shares of Stock subject to Options under the Plan nor the number of shares covered by Incentive Stock Options shall exceed sixty thousand (60,000) shares. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or shares acquired from shareholders upon such terms as the Board deems appropriate for reserve in connection with exercises hereunder.

     3.2  Effect of Expirations.  If any Option granted under the Plan expires
          ---------------------
or terminates without exercise, the Stock no longer subject to such Option shall be available to be re-awarded under the Plan.

     3.3  Adjustments in Authorized Shares, Restructuring.  In the event of any
          -----------------------------------------------
merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, split-up, share exchange, or other change in the corporate structure of the Company affecting the number of shares of Stock or the kind of shares or securities Issuable upon exercise of an Option, an appropriate and proportionate adjustment shall be made by the Committee in the number and kind of shares which may be delivered under the Plan, and in the number, kind or price of shares subject to outstanding Options; provided that the number of shares subject to any Option shall always be a whole number. Any adjustment of an Incentive Stock Option under this Section shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h) of the Code. If the Company shall at any time merge, consolidate with or into another corporation or association, or enter into a statutory share exchange or any other similar transaction in which shares of Stock are converted as a matter of law into securities and/or other property (including, without limitation, an exchange of all the outstanding Stock of the Company for all of the stock of another company), each Optionee will thereafter receive, upon the exercise of an Option, the securities or property to which a holder of the number of shares of Stock then deliverable upon the exercise of such Option would have been entitled if such Option had been exercised immediately prior to such merger, consolidation, share exchange or other similar transaction, and the Company shall take such steps in connection with such merger, consolidation, share exchange or other similar transaction as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as is reasonably possible, in relation to any securities or property thereafter deliverable upon the exercise of such Option. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

                          Section 4 -- ADMINISTRATION
                                       --------------

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     4.1  Committee Governance.  This Plan shall be administered by the
          --------------------
Committee. The Board shall add or remove members from the Committee as the Board sees fit, and vacancies shall be filled by the Board. The Chairman of the Committee shall hold meetings at such times and places as he may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board, may make such rules and regulations, for the conduct of its business as it shall deem advisable. Written action of the Committee may be taken by a majority of its members, and actions so taken shall be fully effective as if taken by a vote of a majority of the members at a meeting duly called and held. A majority of Committee members shall constitute a quorum for purposes of meeting. The act of a majority of the members present at any meeting for which there is a quorum shall be a valid act of the Committee.

     4.2  Committee To Interpret Plan.  Subject to the express terms and
          ---------------------------
conditions of the Plan, the Committee shall have sole power to: (a) construe and interpret the Plan; (b) establish, amend or waive rules for its administration; (c) determine and accelerate the exercisability of any Option;
(d) correct inconsistencies in the Plan or In any Stock Option Agreement, or any other instrument relating to an Option; and (e) subject to the provisions of
Section 8, amend the terms and conditions of any outstanding Option, to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, no action of the Board or the Committee may, without the consent of the individual or individuals entitled to exercise any outstanding Option, adversely affect the rights of such individual or individuals.

     4.3  Exculpation.  No member of the Board or the Committee shall be liable
          -----------
for actions or determinations made in good faith with respect to the Plan, or for awards under it.

     4.4  Selection of Optionees.  The Committee shall have the authority to
          ----------------------
grant Options from time to time to such Employees or Advisors as may be selected by it in its sole discretion.

     4.5  Decisions Binding.  All determinations and decisions made by the Board
          -----------------
or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Optionees and their estates and beneficiaries.

     4.6  Stock Option Agreements.  Each Option under the Plan shall be
          -----------------------
evidenced by a Stock Option Agreement which shall be signed by the Chairman of the Committee and by the Optionee, and shall contain such terms and conditions as may be approved by the Committee, which need not be the same in all cases. Any Stock Option Agreement may be supplemented or amended in writing from time to time as approved by the Committee, provided that the terms of such Agreements as amended or supplemented, as well as the terms of the original Stock Option Agreement, are not inconsistent with the provisions of the Plan. No Employee or Advisor who receives an Option under the Plan shall, with respect to the Option, be deemed to have become an Optionee, or to have any rights with respect to the Option, unless and until such Employee or Advisor has executed a Stock Option Agreement or other instrument evidencing the Option and delivered an executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of the Option.

The Committee may condition any Option grant upon the agreement by the Optionee to such confidentiality, noncompetition and non-solicitation covenants as the Committee deems appropriate.

                           Section 5 -- ELIGIBILITY
                                        -----------

     Employees of, or Advisors to, the Company, any Subsidiary or any Parent who are expected to contribute substantially to the growth and profitability of the Company, any Subsidiary or any Parent are eligible for selection by the Committee under Section 4.4 to receive Options.

                         Section 6 -- GRANT OF OPTIONS
                                      ----------------

     6.1  Option Price.  The purchase price per share (the "Option Price") of
          ------------
Stock covered by an Option shall be determined by the Committee but shall not be less than one hundred percent (100%) of the fair market value (the "Fair Market Value") of such Stock on the date the Option is granted. The Fair Market Value shall be determined by the Committee in its sole discretion, provided that, if the Stock is publicly traded on an established securities market, the Fair Market Value shall be the closing market price of the Stock as reported on the date of grant, or, if no trades were reported on that date, the closing price on the most recent trading day immediately preceding the date of the grant. An Incentive Stock Option granted to any individual who, at the time the Option is granted, owns or is deemed to own within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent, shall have an exercise price which is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

     6.2  Option Period.  The Option Period shall be determined by the
          -------------
Committee, but no Option shall be exercisable later than ten (10) years from the date of grant. Notwithstanding the foregoing, in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent, such Incentive Stock Option shall not be exercisable later than five (5) years from the date of grant. No Option may be exercised at any time unless such Option is valid and outstanding as provided in this Plan.

     6.3  Limitation on Amount of Incentive Stock Options.  The aggregate Fair
          -----------------------------------------------
Market Value (determined as of the time the Option is granted) of the Stock with respect to which an Optionee's Incentive Stock Options are exercisable for the first time during any calendar year (under this and all other stock option plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000.00). Options or portions of Options exercisable as a result of the vesting schedule established in the Stock Option Agreement or acceleration under Section 10.8 in excess of the One Hundred Thousand Dollar ($100,000.00) limit described herein shall be treated as a Nonqualified Stock Option for tax purposes.

     6.4  Non-transferability of Options.  No Option-shall be transferable by
          ------------------------------
the Optionee other than by will or by the laws of descent and distribution, and such Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

                       Section 7 -- EXERCISE OF OPTIONS
                                    -------------------

     7.1  Exercise.  An Option may be exercised, so long as it is valid and
          --------
outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions (e.g., exercise could be
                                              ----
conditioned on performance) as the Committee in its discretion may specify upon granting the Option or as otherwise provided in this Section 7.

     7.2  Method of Exercise.  To exercise an Option, the Optionee or the other
          ------------------
Person(s) entitled to exercise the Option shall give written notice of exercise to the Committee, specifying the number of full shares to be purchased. Such notice shall be accompanied by payment in full in cash for the Stock being purchased (unless the Committee approves some alternate method of payment) plus, in the case of Nonqualified Stock Options, any required withholding tax as provided in Section 11. If permitted by the Committee, in its sole discretion, payment in full or in part may be made in the form of Stock owned by the Optionee for at least 6 months (based on the Fair Market Value of the Stock on the date the Option is exercised) evidenced by negotiable Stock certificates registered either in the sole name of the Optionee or the names of the Optionee and spouse, or by any combination of cash or such Stock. No shares of Stock shall be issued unless the Optionee has fully compiled with the provisions of this Section 7.2.

     7.3  Termination of Employment.  Except as otherwise specifically provided
          -------------------------
in the Stock Option Agreement, after an Optionee's Termination of Employment, an Option may be exercised (subject to adjustment as provided in Section 3.3 or 10.8) prior to the expiration of the Option as specified in the Stock Option Agreement, but only with respect to the number of shares of Stock which the Optionee could have acquired by an exercise of the Option immediately before the Termination of Employment. Except to the extent different periods are provided in the Stock Option Agreement by the Committee, an Employee's or an Advisor's right to exercise an Option upon Termination of Employment shall terminate:

          (a) At the sooner to occur of (i) the expiration of the Option Period and (ii) the expiration of two (2) years after the Employee's or the Advisor's Termination of Employment due to Disability; provided, however, if an Incentive Stock Option is not exercised within one (1) year after such Termination of Employment, it will be treated as a Nonqualified Stock Option for purposes of the Plan when it is exercised;

          (b) At the sooner to occur of (i) the expiration of the Option Period and (ii), the expiration of two (2) years after the Employee's or the Advisor's death, if the Employee's or the Advisor's Termination of Employment occurs by reason of death, provided, however, if an Incentive Stock Option is not exercised within one (1) year after such Termination of Employment, it will be treated as a Nonqualified Stock Option for purposes of the Plan when it is exercised; any Option exercised under this subparagraph (b) may be exercised in full by the legal representative of the estate of the Employee or the Advisor or by the Person(s) who acquire(s) the right to exercise such Option by bequest or inheritance; or

          (c) At the sooner to occur of (i) the expiration of the Option Period and (ii) the expiration of two (2) years after the Employee's or the Advisor's Termination of Employment for any reason other than the reasons set forth in Sections 7.3(a) and 7.3(b); provided, however, if an Incentive Stock Option is not exercised within three (3) months after such Termination of Employment, it will be treated as a Nonqualified Stock Option for purposes of the Plan when it is exercised.

     7.4  Pledge Agreement.  Notwithstanding any other provision of this Plan or
          ----------------
any Stock Option Agreement to the contrary, no shares of stock of AEI Holding Company, Inc. or its Subsidiaries shall be issued to an Optionee pursuant to this Plan unless and until such Optionee has executed and delivered to NationsBank a Pledge Agreement (and all accompanying documents required under the Pledge Agreement, including without limitation a stock power) in a form acceptable to NationsBank, provided the provisions of this Section shall only apply so long as any credit facilities or loans are existing or owing to NationsBank by the Company, Subsidiaries or its Parent, and further provided that this Section 7.4 shall not apply to tile issuance of shares of stock of any parent of AEI Holding Company, Inc.

                    Section 8 -- AMENDMENTS AND TERMINATION
                                 --------------------------

     8.1  Amendments and Termination.  The Committee may terminate, suspend,
          --------------------------
amend or alter the Plan, but no action of the Committee may:

          (a) Impair or adversely affect the rights of an Optionee under an Option, without the Optionee's consent; or

          (b) Without the majority approval of the shareholders of the Company:

              (i) Increase the total amount of Stock which may be delivered under the Plan except as is provided in Section 3 of the Plan;

              (ii) Decrease the option price of any Option to less than the option price on the date the Option was granted;

              (iii)   Extend the maximum Option Period; or

              (iv) Extend the period during which Options may be granted, as specified in Section 13.

     8.2  Conditions on Options.  In granting an Option, the Committee may
          ---------------------
establish any conditions that it determines are consistent with the purposes and provisions of the Plan, including, without limitation, a condition that the granting of an Option is subject to the surrender for cancellation of any or all outstanding Options held by the Optionee. Any new Option made under this section may contain such terms and conditions as the Committee may determine, including an. exercise price that is lower than that of any surrendered Option.

     8.3  Selective Amendments.  Any amendment or alteration of the Plan may be
          --------------------
limited to, or may exclude from its effect, particular classes of Optionees.

                     Section 9 -- RESTRICTIONS ON TRANSFER
                                  ------------------------

     9.1  Restrictions on Transfer.
          ------------------------

          (a) Subject to Section 9.5, an Optionee shall not sell, assign, transfer or otherwise dispose of any Option Stock until (i) the Optionee has delivered to the Company an irrevocable written offer, exercisable at any time during the 60-day period following the delivery of the offer, to sell any such shares of Option Stock at a price per share equal to the fair market value of the Company (the "Fair Value") (which shall be based on a valuation of tile Company prepared by an independent appraiser selected and paid by tile Company, who shall make such determination as of the Company's most recent fiscal year end) divided by the total number of shares of Stock outstanding as of the date
     ----------
of determination, and (ii) the Company shall have failed to accept such offer within the 60-day period, in which case the Option Stock so offered may be sold by the Optionee on the terms offered to the Company within 60 days of the earlier of the expiration of the 60-day period or the date the Company notifies the Optionee that it will not exercise its right to purchase the Option Stock.
A bona fide written offer from an independent prospective buyer shall be deemed to be the Fair Value solely for purposes of this Section 9.1(a). To accept the offer, the Company shall deliver notice of its acceptance of the offer within 60 days after it is delivered. Payment for the offered Option Stock shall be made as provided in Section 9.3. The restrictions imposed by this Section 9.1(a) shall not apply to the transfer by operation of law to a deceased Optionees personal representative of the Optionee's interest in the Option Stock.

          (b) If in connection with any public offering of securities of the Company (or any successor entity) the underwriter or underwriters managing such offering so request(s), then each Optionee and each holder of Option Stock will agree not to sell, assign, transfer or otherwise dispose of any such Option Stock (other than Option Stock included in such underwriting), without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering.

     9.2  Death, Disability, and Termination.  In the event of an Optionee's
          ----------------------------------
Termination of Employment due to such Optionee's death or Disability, the Optionee or such Optionee's personal representative shall offer to sell the Optionee's Option Stock and the Company shall purchase such Option Stock at a price per share equal to the fair market value of the Company (the "Fair Value") (which shall be based on a valuation of the Company prepared by an independent appraiser selected and paid by the Company, who shall make such determination as of the Company's most recent fiscal year end), divided by the total number of shares of Stock outstanding as
                  ----------
of the date Fair Value is determined; in the event of an Optionee's Termination of Employment for any other reason, the Company may, at its option, for a two-year period following such termination, purchase such Optionee's Option Stock at Fair Value divided by the total number of shares of Stock outstanding as of the
           ----------
date Fair Value is determined. Payment for the Option Stock shall be made as provided in Section 9.3. Notwithstanding the first sentence of this Section 9.2, in the event of the Optionee's Termination of Employment for any reason within the twelve month period following a Change of Control, where the Change of Control occurs as a result of the sale of securities of the Company for cash, the purchase price to be paid by the Company for such Optionee's Option Stock shall be the greater of (a) Fair Value divided by the number of shares
                                       ----------
outstanding as of the date Fair Value is determined and (b) the cash sale price per share of Stock involved in the Change of Control transaction.

     9.3  Payment for Option Stock.  Unless otherwise agreed by the Company and
          ------------------------
the Optionee, the Company shall make payment in cash for any Option Stock that it purchases pursuant to this Section 9 within thirty (30) days after the date when the Company delivers notice of its acceptance of the offer given pursuant to Section 9.2. The Optionee shall surrender certificates representing the offered Option Stock at the time the Company makes such payment.

     9.4  Restriction on Pledge.  Except as otherwise provided in this Plan, no
          ---------------------
Optionee shall, without the prior written consent of the Company, pledge, mortgage or otherwise encumber any of his Option Stock.

     9.5  Termination of Restrictions.  The restrictions and obligations imposed
          ---------------------------
by this Section 9 shall not apply (a) to the transfer by operation of law to a deceased Optionee's personal representative of the Optionee's interest in the Option Stock; (b) to any transfer pursuant to a foreclosure of a pledge of the Option Stock by NationsBank or any other lender that has provided a credit facility to the Company; (c) beyond one (1) year after a Change of Control results in the Option Stock being converted into the stock of another entity, which stock has a public securities market; and (d) after the later to occur of
(i) the expiration of the one year period following the closing of the issuance of the Company's shares of Stock pursuant to an initial public offering registered with the United States Securities and Exchange Commission and (ii) the receipt by an Optionee of any required consent of an underwriter, pursuant to Section 9.1 (b), to sell, assign, transfer or otherwise dispose of any Option Stock.

                       Section 10 -- GENERAL PROVISIONS
                                     ------------------

     10.1 Unfunded Status of Plan.  The Plan is intended to constitute an
          -----------------------
"unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and shall not extend, with respect to any payments not yet made to an Optionee, any rights that are greater than those of a general creditor of the Company.

     10.2 Transfers, Leaves of Absence and Other Changes in Employment Status.
          -------------------------------------------------------------------
For purposes of the Plan (a) a transfer of an Employee from the Company to a Subsidiary or a Parent, or vice versa, or from a Parent to a Subsidiary, "or vice versa, or from one Subsidiary or Parent to another; or (b) a leave of absence, duly authorized in writing by the Company, a Subsidiary or Parent, for military service or sickness, or for any other purpose approved by the Company, a Subsidiary or a Parent if the period of such leave does not exceed ninety (90) days; or (c) any leave of absence in excess of ninety (90) days approved by the Company, a Subsidiary or a Parent, shall not be deemed a Termination of Employment. The Committee, in its sole discretion, subject to the terms of the Stock Option Agreement, shall determine the disposition of all Options. made under the Plan in all cases involving any substantial change in employment status other than as specified herein.

     10.3 Securities Law Restrictions, Investment Intent.  By accepting an
          ----------------------------------------------
Option and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the offer and sale of Option Stock: (a) neither the Option nor any such Option Stock will be freely tradeable and must be held indefinitely unless such Option and such Option Stock are either registered under the Securities Act of 1993, as amended (the "Securities Act") or an exemption from such registration is available; (b) the Company is under no obligation to register the Option or any such Option Stock; (c) upon exercise of the Option, the Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the Securities Act, other than as may be effected in compliance with the Securities Act and the rules and regulations promulgated thereunder; (d) no one else will have any beneficial interest in the Option Stock; (e) the Optionee has no present intention of disposing of the Option Stock at any particular time; and (f) neither the Option nor the Option Stock has been qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from qualification under applicable state securities laws. No Stock shall be issued or transferred pursuant to an Option unless the Committee determines, in its sole discretion, that such issuance or transfer complies with all relevant provisions of law, including but not limited to, the (a) limitations, if any, imposed in the state of issuance or transfer, (b) restrictions, if any, imposed by the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and
(c) requirements of any stock exchange upon which any of the Company's shares of stock may then be listed. The certificates for such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     10.4 Assignment Prohibited.  Subject to the provisions of the Plan and the
          ---------------------
Stock Option Agreement, no Option shall be assigned, transferred, pledged or otherwise encumbered by the Optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the Optionee's lifetime, only by the Optionee. Options shall not be pledged or hypothecated in any way, and shall not be subject to any execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Option contrary to the provisions of the Plan, or the levy of any process upon an Option, shall be null, void and without effect.

     10.5   Other Compensation Plans. Nothing contained in the Plan shall
            ------------------------
prevent the Company from adopting other compensation arrangements.

     10.6   Limitation of Authority.  No person shall at any time have any right
            -----------------------
to receive an Option hereunder and no person shall have authority to enter into an agreement on behalf of the Company for the granting of an Option or to make any representation or warranty with respect there(6, except as granted by the Board or the Committee. Optionees shall have no rights in respect to any Option except as set forth in the Plan and the applicable Stock Option Agreement.

     10.7   No Right to Employment.  Neither the action of the Company in
            ----------------------
establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan or any Stock Option Agreement, or any provision of the Plan, shall be construed as giving to any Person the right to be retained in the employ of, or as an advisor or consultant to, the Company, any Subsidiary or any Parent.

     10.8   Acceleration.  If granted by the Committee in the Stock Option
            ------------
Agreement, in the event of a Change of Control or Termination of Employment, Options granted under the Plan shall become exercisable in full whether or not otherwise exercisable at such time, and any such Option shall remain exercisable in full thereafter until it expires pursuant to its terms.

     10.9   Option Period. No Option granted under the Plan shall be exercisable
            -------------
or payable more than ten (10) years from the date of grant.

     10.10  Not a Shareholder.  The Person(s) entitled to exercise, or who have
            -----------------
exercised, an Option shall not be entitled to any rights as a shareholder of the Company with respect to any shares subject to the Option until such Person(s) shall have become the holder of record of such shares.

     10.11  Headings.  The headings in this Plan have been Inserted solely for
            --------
convenience of reference and shall not be considered in the interpretation or construction of this Plan.

     10.12  Governing Law.  The validity, Interpretation, construction and
            -------------
administration of this Plan shall be governed by the laws of the Company's state of incorporation, as it may change from time to time.

                              Section 11 -- TAXES
                                            -----

     11.1 Tax Withholding.  All Optionees shall make arrangements satisfactory
          ---------------
to the Committee to pay to the Company, at the time of exercise in the case of a Nonqualified Stock Option, any federal, state or local taxes required to be withheld with respect to any Option. If such Optionee shall fall to make such tax payments as are required, the Company, all Subsidiaries and all Parents shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

     11.2 Share Withholding.  If permitted by the Committee, the tax withholding
          -----------------
obligation may be satisfied by the Company retaining shares of Stock with a fair market value equal to the amount required to be withheld.

                     Section 12 -- EFFECTIVE DATE OF PLAN
                                   ----------------------

     The Plan shall be effective or, the date when the Board adopts the Plan (the "Effective Date"), subject to approval of the Plan by a majority of the total votes entitled to vote thereon following adoption of the Plan by the Board, which approval shall be obtained within twelve (12) months of the Effective Date; provided, however, that Options may be granted before obtaining shareholder approval of the Plan, but any such Options shall be contingent upon such shareholder approval being obtained and may not be exercised before such approval.

                          Section 13 -- TERM OF PLAN
                                        ------------

     Unless terminated earlier by the Committee, no Option shall be granted under the Plan more than ten (10) years after the Effective Date as defined in
Section 12.

                                 *  *  *  *  *

     Board Approval:                              /s/ Illegible
                              -------------       -----------------------------
                              (Date)              (Secretary's Initials)

     Shareholder Approval:                        /s/ Illegible
                              -------------       -----------------------------
                              (Date)              (Secretary's Initials)